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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                 August 11, 2005
                        (Date of earliest event reported)

                                  EPIXTAR CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)


                  011-15489                             65-0722193
                  ---------                             ----------
           (Commission File Number)          (IRS Employer Identification No.)


       11900 Biscayne Boulevard Suite 700
                 Miami, Florida                            33181
                 --------------                            -----
    (Address of Principal Executive Offices)             (Zip Code)

                                 (305) 503-8600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02         Departure of Director or Principal Officers; Election of
                  Directors; Appointment of Principal Officers.

     (a)          Not applicable.

     (b)(c)(d) On August 11, 2005, Mr. Mahalingam Shrinivas resigned as chief financial officer of the registrant. At the same time, Irving Greenman, who is our President and a member of our board of directors reassumed the position of chief financial officer. Mr. Greenman continues as President and a member of our board of directors.

                  Also on August 11, 2005, our Board of Directors, by unanimous written consent, voted to elect Mr. Martin Miller as our Chief Executive Officer, a director and chairman of our board of directors. Mr. Miller, who is 65 years old, has been a private investor for the past five (5) years, except during the period October 2002 until April 2004, when he served as our chief executive officer. Mr. Miller, who is also a substantial shareholder of the registrant, has agreed to serve the Company at an annual salary of $1.00.

                  For information concerning certain transactions between and among our officers, directors and their affiliates, reference is made to Item 13, "Certain Relationships and Related Transactions" in our Annual Report on Form 10-K for the year ended December 31, 2004 which is hereby incorporated herein by this reference.


SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  EPIXTAR CORP.
                                                  (Registrant)


Date: August 16, 2005                       By /s/ IRVING GREENMAN
                                               --------------------------------
                                                Irving Greenman
                                                Chief Financial Officer